Property, Plant and Equipment, Goodwill and Intangibles Assets	12 Months Ended
Dec. 31, 2012
Property, Plant and Equipment, Goodwill and Intangibles Assets [Abstract]
Property, Plant And Equipment Goodwill And Intangible Assets Disclosure [Text Block]

7.       Property, Plant and Equipment, Goodwill and Intangible Assets

Plant, Property and Equipment—The components of property, plant and equipment, at cost, and the related accumulated depreciation were as follows at December 31:

Millions of dollars	2012	2011
Land	$304	$301
Manufacturing facilities and equipment	8,335	7,358
Construction in progress	987	785
Total property, plant and equipment	9,626	8,444
Less accumulated depreciation	(1,930)	(1,111)
Property, plant and equipment, net	$7,696	$7,333

In 2012, we recognized impairment charges of $22 million, primarily related to damage to our LDPE plant in Wesseling, Germany resulting from an explosion in a reactor bay.

On February 25, 2010, based on the continued impact of global economic conditions on polypropylene demand, LyondellBasell AF announced a project to cease production at, and permanently shut down, its polypropylene plant at Terni, Italy. LyondellBasell AF recognized charges of $23 million in Cost of sales related to plant and other closure costs in the first quarter of 2010. In July 2010, the plant ceased production.

Intangible Assets―The components of identifiable intangible assets, at cost, and the related accumulated amortization were as follows at December 31:

	2012			2011
		Accumulated			Accumulated
Millions of dollars	Cost	Amortization	Net	Cost	Amortization	Net
In-process research and
development costs	$131	$(30)	$101	$127	$(19)	$108
Emission allowances	728	(195)	533	731	(128)	603
Various contracts	563	(197)	366	563	(146)	417
Software costs	102	(64)	38	99	(50)	49
Total intangible assets	$1,524	$(486)	$1,038	$1,520	$(343)	$1,177

Amortization of these identifiable intangible assets for the next five years is expected to be $133 million in 2013, $128 million in 2014, $120 million in 2015, $114 million in 2016 and $112 million in 2017.

In 2011, we recognized impairments of $19 million related to certain abandoned in-process research and development projects.

Depreciation and Amortization Expense―Depreciation and amortization expense is summarized as follows:

	Successor			Predecessor
			May 1	January 1
	Year Ended		through	through
	December 31,		December 31,	April 30,
Millions of dollars	2012	2011	2010	2010
Property, plant and equipment	$808	$728	$413	$499
Investment in PO joint ventures	30	29	16	19
Emission allowances	70	82	46	0
Various contracts	51	60	81	0
In-process research and development costs	11	13	0	25
Software costs	13	19	2	12
Other	0	0	0	10
Total depreciation and amortization	$983	$931	$558	$565

Asset Retirement Obligations―We are contractually obligated to decommission our plants upon site exit at some locations. In such cases, we have accrued the net present value of the estimated costs. The changes in our asset retirement obligations were as follows:

	Year Ended
	December 31,
Millions of dollars	2012	2011
Beginning balance	$123	$132
Provisions	9	24
Payments	(29)	(28)
Changes in estimates	(2)	(6)
Accretion expense	3	4
Effects of exchange rate changes	2	(3)
Ending balance	$106	$123

We believe that there are asset retirement obligations associated with some of our facilities, but that the present value of those obligations is not material in the context of an indefinite expected life of the facilities. We continually review the optimal future alternatives for our facilities. Any decision to retire one or more facilities may result in an increase in the present value of such obligations.

Goodwill―Goodwill increased from $585 million at December 31, 2011 to $591 million at December 31, 2012 and decreased from $595 million at December 31, 2010 to $585 million at December 31, 2011. All movements were due to foreign exchange impacts.